EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2022
Earnings per share [abstract]
EARNINGS PER SHARE

9.	EARNINGS PER SHARE

Basic earnings per share is computed based on the income available to ordinary shareholders and the weighted average number of shares outstanding. Diluted earnings per share includes the effect of the assumed conversion of potentially dilutive instruments. The impact of stock options using the treasury stock method was anti-dilutive in 2021 as the Company recorded net losses for the year and the exercise price was higher than the average share price; therefore 58,000 options were excluded from the calculation in 2021.

The weighted average number of shares outstanding for the purpose of calculating basic and diluted earnings per share for the year ended December 31, 2022 was 214,011,000, which includes the impact of the 19,091,910 shares issued to Hemen for no cash consideration in connection with the Euronav NV ("Euronav") share acquisition.

The components of the numerator and the denominator in the calculation of basic and diluted earnings per share are as follows:

(in thousands of $)	2022	2021
Profit (loss) attributable to the shareholders of the Company	475,537	(14,961)
(in thousands)
Weighted average number of basic and diluted shares	214,011	198,965

Cash dividends per share declared	$0.15	$0.00